Portions of this Exhibit have been redacted because they are both (i) not material and (ii) would be competitively harmful if publicly disclosed. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

Exhibit 10.14
AMENDMENT NO. 6
TO
JUPITER GAS GATHERING AGREEMENT
This Amendment No. 6 to the Jupiter Gas Gathering Agreement (this “Amendment”) is made and entered into as of March 1, 2019, by and between EQT Production Company (“Producer”) and EQT Energy, LLC (collectively with Producer, “Shipper”), on the one hand, and EQM Gathering OPCO, LLC (“Gatherer”), on the other hand. Producer, Shipper and Gatherer are each referred to herein as a “Party” and collectively as the “Parties”.

WHEREAS, the Parties made and entered into that certain Jupiter Gas Gathering Agreement, the “Agreement”, dated May 1, 2014 (as amended by that certain Amendment No. 1 to Jupiter Gas Gathering Agreement, dated December 17, 2014, that certain Amendment No. 2 to Jupiter Gas Gathering Agreement, dated October 26, 2015, that certain Amendment No. 3 to Jupiter Gas Gathering Agreement, dated August 1, 2016, that certain Amendment No. 4 to Jupiter Gas Gathering Agreement, dated June 1, 2017, and that certain Amendment No. 5 to Jupiter Gas Gathering Agreement, dated October 1, 2017), pursuant to which, among other provisions, Shipper requested that Gatherer provide gathering services to Shipper by receiving quantities of Gas from Shipper at the Receipt Points and redelivering such Gas to or for Shipper’s account at the Delivery Points; and

WHEREAS, the Parties intend to amend Exhibit A, Section II (Table of Incremental Capital Fees) of Exhibit B-2 and Section III (Site Specific Data and Facility Responsibility Matrix) of Exhibit F of the Agreement upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties hereby agree as follows:

1.Definitions. All capitalized terms used but not otherwise defined or amended herein shall have the meanings ascribed to them in the Agreement.

2.Amendments.

a.
As of the date hereof, Rice Drilling B LLC, a Delaware limited liability company (“RDB”), shall be joined to the Agreement as a “Producer” (and, accordingly, a “Shipper”) and deemed a “Producer” (and, accordingly, a “Shipper”) under and subject to the Agreement for all purposes, entitled to all rights and benefits, and responsible for all obligations and liabilities, as “Producer” (and accordingly, as “Shipper”) arising pursuant to the Agreement, but insofar and only to the extent that the same arise out of, relate to, or are associated with RDB’s ownership, operation,

1

or production of Gas delivered to the following Receipt Points: Beazer, Carpenter, Shipman, and Kentor.

b.	Exhibit A attached to the Agreement is hereby deleted in its entirety and replaced with the revised Exhibit A attached hereto as Attachment 1.

c.
Section II (Table of Incremental Capital Fees) of Exhibit B-2 attached to the Agreement is hereby deleted in its entirety and replaced with the revised Section II (Table of Incremental Capital Fees) attached hereto as Attachment 2. In accordance with Section 4.2(b) of the Agreement, the Parties have agreed to the Incremental Capital Projects in respect of the Receipt Points identified in Section II of Exhibit B-2. The Parties further agree that:

i.	these Incremental Capital Projects shall not trigger an increase in the Compression MDQ or the Contract MDQ or an extension of any Term under the Agreement;

ii.
with respect to the West Run – Hopewell Ridge Receipt Point, the Incremental Capital Fee shall be a negotiated volumetric rate of [***] (in lieu of a Monthly reservation rate) for all Gas delivered by Shipper and received by Gatherer at the West Run – Hopewell Ridge Receipt Point, and with respect to the remainder of the Receipt Points identified in Section II of Exhibit B-2, the Incremental Capital Fee shall be a negotiated volumetric rate of [***] (in lieu of a Monthly reservation rate) for all Gas delivered by Shipper and received by Gatherer at such Receipt Points; and all Receipt Points identified on Section II of Exhibit B-2 shall be disregarded for purposes of and not considered in calculating the Contract MDQ, Compression MDQ or the Overrun Fees under the Agreement;

iii.
the Incremental Capital Fee shall apply only to Gas delivered to the Receipt Points identified in Section II of Exhibit B-2 beginning on the applicable In-Service Date for each such Receipt Point as set forth in Section II of Exhibit B-2, and thereafter shall apply to such Gas consistent with the Applicable Expansion Term provisions.

iv.	Except for the West Run – Hopewell Ridge Receipt Point, Gas delivered to the Receipt Points identified in Section II of Exhibit B-2 shall be nominated by Shipper to Delivery Point JPTR-PAPER

2

identified in Exhibit A. Nominations on Equitrans associated with the JPTR-PAPER Delivery Point and physical deliveries shall be reconciled on a monthly basis and any resulting imbalance shall be resolved by Shipper in the subsequent accounting month. No Gas delivered to Receipt Points other than those identified in Section II of Exhibit B-2 (not including the West Run – Hopewell Ridge Receipt Point) shall be nominated by Shipper to Delivery Point JPTR-PAPER.

v.	Shipper shall not install wellhead or other compression upstream of the West Run – Hopewell Ridge Receipt Point without prior written consent from Gatherer.

d.	In Section III (Site Specific Data and Facility Responsibility Matrix) of Exhibit F attached to the Agreement:

i.
the pages including Section III.A.1 (Receipt Point Interconnect Data) are hereby deleted in their entirety and replaced with the revised pages including Section III.A.1 (Receipt Point Interconnect Data) attached hereto as Attachment 3; and

ii.
Section III.A.2 (Responsibility for Interconnect Facility Equipment) is hereby amended to include the additional Interconnect Facilities responsibilities tables for the meters identified as set forth below, which tables (1) establish the design, construction, operation, maintenance and cost responsibility for each such meter and (2) are attached hereto as Attachment 3.

M5283458        M5283463        M5283464
M5298308        M5344758

3.Effect of Amendment. The Agreement, as amended hereby, shall remain in full force and effect, and all terms hereof are hereby ratified and confirmed by the Parties.

4.Further Actions. The Parties agree to execute such other documents and take such further actions necessary to effectuate this Amendment.

5.Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the

3

same agreement. It is agreed by the Parties that facsimile signature pages signed by the Parties shall be binding to the same extent as original signature pages.

6.Entire Agreement. This Amendment is the entire agreement between the Parties concerning the subject matter hereof and neither Party shall be bound by representations except as set forth in this Amendment.

7.Amendments. This Amendment may not be modified or amended except by a written agreement signed by the Parties.

[The remainder of this page intentionally left blank.]

4

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

EQT PRODUCTION COMPANY	EQM GATHERING OPCO, LLC
By: _/s/ Erin R. Centofanti_____________	By: _/s/ Paul Kress__________________
Name: __Erin R. Centofanti_____________	Name: ___Paul Kress__________________
Title: __President_____________________	Title: _VP__________________________
EQT ENERGY, LLC	RICE DRILLING B LLC
By: ___/s/ Donald M. Jenkins__________	By: _/s/ Erin R. Centofanti_____________
Name: _Donald M. Jenkins______________	Name: __Erin R. Centofanti_____________
Title: _President_____________________	Title: __President_____________________

SIGNATURE PAGE TO AMENDMENT NO. 6 TO JUPITER GAS GATHERING AGREEMENT

ATTACHMENT 1

EXHIBIT A
RECEIPT POINTS, DELIVERY POINTS,
CONTRACT MDQ AND COMPRESSION MDQ

Receipt Point(s)	Receipt Point MDQ MMcf/Day	Zone	Zone MDQ MMcf/Day

West Run	80	Zone 1	300
Koloski	90	Zone 1	300
Green Hill	80	Zone 1	300
Pierce	100	Zone 1	300
Walker B	30	Zone 1	300
Moore	40	Zone 1	300
Phillips	30	Zone 1	300
Scotts Run	30	Zone 1	300
Patterson Creek	60	Zone 1	300
Carpenter	115	Zone 1	300
Kentor	5	Zone 1	300

Moninger	200	Zone 2	370
Cooper	140	Zone 2	370
Big Sky	75	Zone 2	370
Harris	45	Zone 2	370
Amity	15	Zone 2	370
Harden Farm	110	Zone 2	370
Connors	65	Zone 2	370
Pettit	65	Zone 2	370
Hughes	55	Zone 2	370
Roberts	9	Zone 2	370
Harden	25	Zone 2	370
Shipman	37.5	Zone 2	370
J&J	37.5	Zone 2	370

Lacko	150	Zone 3	370
Hildebrand	35	Zone 3	370
Pyles	40	Zone 3	370
Beazer	50	Zone 3	370
Yabolnski	70	Zone 3	370
Minor	60	Zone 3	370
Nicoloff	30	Zone 3	370
McMillan	20	Zone 3	370
Robinson	20	Zone 3	370
Thompson	25	Zone 3	370
Thistlewaite	2	Zone 3	370
Alpha	80	Zone 3	370
Strope	100	Zone 3	370

Exhibit A

EXHIBIT A (Continued)
RECEIPT POINTS, DELIVERY POINTS,
CONTRACT MDQ AND COMPRESSION MDQ

Delivery Point(s)	Location
Ingram	Equitrans H-109
Amity	Equitrans H-125
Jupiter	Equitrans H-148
Callisto	Equitrans H-160
Hopewell Ridge	Equitrans H-160
Pipers Ridge	Equitrans M-78
Europa	Equitrans H-165
Io	Equitrans H-148 and M-78
JPTR-PAPER	N/A

Drip Liquids Delivery Point(s)	Location
Not applicable

Contract MDQ:	[***]
Compression MDQ:	[***]

Exhibit A

ATTACHMENT 2

II.    Table of Incremental Capital Fees

Incremental Capital Project	Contract MDQ	Incremental Capital Fee	In-Service Date	Applicable Expansion Term
Carpenter	[***]	[***]	[***]	Until [***], and thereafter until terminated by either Party on the last Day of a Month by delivering written notice to the other Party at least thirty (30) Days prior to the date of termination.
Kentor	[***]	[***]	[***]	Until [***], and thereafter until terminated by either Party on the last Day of a Month by delivering written notice to the other Party at least thirty (30) Days prior to the date of termination.
Shipman [1]	[***]	[***]	[***]	Until [***], and thereafter until terminated by either Party on the last Day of a Month by delivering written notice to the other Party at least thirty (30) Days prior to the date of termination.
Beazer [2]	[***]	[***]	[***]	Until [***], and thereafter until terminated by either Party on the last Day of a Month by delivering written notice to the other Party at least thirty (30) Days prior to the date of termination.
West Run – Hopewell Ridge Receipt Point	[***]	[***]	[***]	Until terminated by either Party on the last Day of a Month by delivering written notice to the other Party at least thirty (30) Days prior to the date of termination.

Exhibit B-2

1.
Subject, in all respects, to Section 4 of that certain letter agreement dated as of March 1, 2019, by and among RM Partners LP, Rice Drilling B LLC, EQM Gathering OPCO, LLC, and Equitrans, L.P. (the “Letter Agreement”).

Subject, in all respects, to Section 4 of the Letter Agreement.

Exhibit B-2

ATTACHMENT 3

III.    SITE SPECIFIC DATA AND FACILITY RESPONSIBILITY MATRIX

A.	In addition to the minimum design specification and operating parameters set forth in the Engineering and Technical Design Standards, the following specifications shall be followed:

1.
Receipt Point Interconnect Data: The table below provides for the list of meters covered under this Agreement which may be updated from time to time in accordance with the terms and conditions of this Agreement. Each meter in the Receipt Point Interconnect table shall conform to the specifications listed in the table applicable to such meter under Section III(A)(2).

Meter ID	Meter Name	GPS Coordinates	MAOP	MinDQ* (Mcf / Day)	MaxDQ (Mcf / Day)
17019	Cooper B	39.95597, -80.26908	720	1,220	78,500
11798	Roberts 1	39.94097, -80.326422	720	320	19,600
17018	Roberts 2	39.94097, -80.25422	720	320	19,600
11796	McMillen	39.9836, -80.1209	720	710	45,900
M5256116	McMillen 2 MM - 1	39.98455, -80.11803	1400	2,100	51,433
M5256117	McMillen 2 MM - 2	39.98455, -80.11803	1400	2,100	51,433
M5256118	McMillen 2 MM - 3	39.98455, -80.11803	1400	2,100	51,433
17042	Pyles 1	39.969918, -80.110996	1,440	1,670	78,500
M5224755	Pyles 2	39.96643, -80.1116	1440	1,227	64,353
17035	Hildebrand	39.974133, -80.096991	720	650	45,900
17022	Robison 1	39.979817, -80.072114	720	680	45,900
18156	Robison 2	39.97799, -80.07021	720	720	45,900
17043	Thompson 1	39.948602, -80.096748	720	680	45,900
17115	Thompson 2	39.948602, -80.096748	720	680	45,900
11797	Thistlewaite	39.96395, -80.100731	720	320	19,600
17044	Conner 1	39.946228, -80.240644	720	680	45,900
5100003	Conner 2	39.946228, -80.240644	720	680	45,900
17037	Phillips	39.933614, -80.293665	1,400	1,150	115,300
18155	Walker B	39.934471, -80.318565	1,400	1,600	67,500

Exhibit F

Meter ID	Meter Name	GPS Coordinates	MAOP	MinDQ* (Mcf / Day)	MaxDQ (Mcf / Day)
5100014	Scott’s Run 1	39.93239, -80.32793	1,400	2,700	115,300
5100015	Scott’s Run 2	39.93239, -80.32793	1,400	2,700	115,300
M5225755	Scott's Run 3	39.93237, -80.32812	1,400	1,227	64,353
5100065	Moore MM B Run	39.92772, -80.33715	1,400	2,700	115,300
M5277181	Moore MM Run 2	39.92763, -80.33740	1440	1,150	28,800
5100039	West Run (NIJUS25)	39.913752, -80.303533	1,400	2,700	115,300
5100053	West Run – Hopewell Ridge	39.91312, -80.30316	1,400	2,511	87,994
5100055	Patterson 1	39.936506 , -80.310759	1,400	2,700	115,300
5100063	Patterson 2	39.936506 , -80.310759	1,400	2,700	115,300
5100057	Nicoloff 1	39.954037, -80.065039	720	720	45,900
M5224083	Nicoloff 2	39.954037, -80.065039	720	1,227	44,838
5100019	Pierce 2	39.90734, -80.28209	720	2,630	78,500
5100064	Pierce 3	39.90734, -80.28209	720	2,630	45,900
M5298308	Pierce MM D Run	39.90734, -80.28209	720	2,630	78,500
M5213961	Big Sky 1	39.99805556,-80.20277	720	1,750	78,500
M5213962	Big Sky 2	39.99805556, -80.20277	720	1,750	78,500
M5213963	Big Sky 3	39.99805556, -80.20277	720	1,030	45,900
M5220213	Petit 1	39.94523, -80.23994	720	1,227	44,838
M5220220	Petit 2	39.94523, -80.23994	720	1,227	44,838
M5220221	Petit 3	39.94523, -80.23994	720	726	26,240
M5248813	Petit 4	39.94684, -80.24028	1,440	1,227	64,353
M5248814	Petit 5	39.94684, -80.24028	1,440	1,227	64,353
M5248816	Petit 6	39.94684, -80.24028	1,440	1,227	64,353
M5254623	Petit 7	39.94684, -80.24028	1,440	1,227	64,353
M5224627	Alpha 1	39.960097, -80.130604	720	1,227	44,838
M5224714	Alpha 2	39.960097, -80.130604	720	1,227	44,838
M5274373	Alpha 3	39.960097, -80.130604	720	1,950	35,500
M5234610	Moninger Run 1	39.99511, -80.20636	1,440	1,227	64,353

Exhibit F

Meter ID	Meter Name	GPS Coordinates	MAOP	MinDQ* (Mcf / Day)	MaxDQ (Mcf / Day)
M5234612	Moninger Run 2	39.99511, -80.20636	1,440	1,227	64,353
M5234613	Moninger Run 3	39.99511, -80.20636	1,440	1,227	64,353
M5235813	Moninger Run 4	39.99511, -80.20636	1,440	1,227	64,353
M5234486	Koloski Run 1	39.95875, -80.31068	1,440	1,227	64,353
M5234487	Koloski Run 2	39.95875, -80.31068	1,440	1,227	64,353
M5234488	Koloski Run 3	39.95875, -80.31068	1,440	1,227	64,353
17020	Iames	40.0308, -80.15266	720	726	37,660
M5219031	Shipman 1	39.991551, -80.194235	720	726	37,660
M5219033	Shipman 2	39.991551, -80.194235	720	1,227	64,353
M5258883	Shipman Gathering MM - Run 3	39.991551, -80.194235	720	1,950	35,500
33297	Ingram 590004	39.93929, -80.26466	720	356	16,118
33341	ROG46H1	39.94097, -80.26422	720	356	16,118
M5210064	Lacko 1	39.968683, -80.150911	720	1,227	64,353
M5210065	Lacko 2	39.968683, -80.150911	720	1,227	64,353
M5210066	Lacko 3	39.968683, -80.150911	720	1,227	64,353
M5234259	Yablonski 1	39.99347, -80.06271	1440	1,227	64,353
M5234260	Yablonski 2	39.99347, -80.06271	1440	1,227	64,353
M5226733	Beazer 1	39.92417, -80.10866	1440	1,227	64,353
M5226735	Beazer 2	39.92417, -80.10866	1440	1,227	64,353
M5249530	Beazer 3	39.92417, -80.10866	1440	1,556	57,163
M5238116	J & J	39.99807, -80.20293	1440	1,556	57,163
M5238117	J & J	39.99807, -80.20293	1440	1,556	57,163
M5248049	J & J	39.99807, -80.20293	1440	1,556	57,163
M5241305	Harden Farm 1	39.939969, -80.264877	1440	1,556	57,163
M5241307	Harden Farm 2	39.939969, -80.264877	1440	1,556	57,163
M5241308	Harden Farm 3	39.939969, -80.264877	1440	1,556	57,163

Exhibit F

Meter ID	Meter Name	GPS Coordinates	MAOP	MinDQ* (Mcf / Day)	MaxDQ (Mcf / Day)
M5274165	Green Hill - Meter 1	39.89708, -80.31778	1400	2,100	31,750
M5274166	Green Hill - Meter 2	39.89708, -80.31778	1400	2,100	31,750
M5274167	Green Hill - Meter 3	39.89708, -80.31778	1400	2,100	31,750
M5272524	Harris	39.95349, -80.19008	720	1,800	49,000
M5291357	Harris Run B	39.95349, -80.19008	720	1,800	49,000
M5283458	EPC Carpenter MM Run A	39.8864, -80.3359	1400	1,800	49,000
M5283463	EPC Carpenter MM Run B	39.8864, -80.3359	1400	1,800	49,000
M5283464	EPC Carpenter MM Run C	39.8864, -80.3359	1400	1,800	49,000
M5344758	Kentor	39.877229, -80.307607	1400	200	6,500
* Calculated @ minimum NOP with minimum Beta plate when applicable

2.
Responsibility for Interconnect Facility Equipment. Each of the following tables establish, for the meter specified in the cell located in the first row of the first column of such table (or, if no meter is specified in such cell, then for each meter not specified in any of the other tables included below) the design, construction, operation, maintenance and cost responsibility for certain aspects of the Interconnect Facilities. All of the following design responsibilities designated as Producer’s responsibility shall be incorporated into the design and construction of the Interconnect Facilities.

Exhibit F

Pierce 2, 5100019 Pierce 3, 5100064 Pierce MM D Run, M5298308 STATION EQUIPMENT	REQUIRED	DESIGN	INSTALL	OWNERSHIP	OPERATE	MAINTAIN	SPECIAL PROVISIONS/ EQUIPMENT SPECS.
PIPING
Pipeline-Tap & Valve	Yes	Gatherer	Gatherer	Gatherer	Gatherer	Gatherer	12” Tee
Inlet & Station Piping	Yes	Producer	Producer	Producer	Producer	Producer
Outlet & Station Piping	Yes	Gatherer	Producer	Producer	Gatherer	Producer	12”
Test Station - inlet piping	Yes	Producer	Producer	Producer	Producer	Producer
Test Station - outlet piping	Yes	Gatherer	Gatherer	Gatherer	Gatherer	Gatherer
Corrosion coupon	Yes	Gatherer	Gatherer	Gatherer	Gatherer	Gatherer
GAS CONDITIONING
Filter Separator	Yes	Gatherer	Producer	Producer	Producer	Producer	Shawndra Filter
Liquid Level Shutoff	No						16” Barrel
MEASUREMENT
Meter & Meter Runs	Yes	Gatherer	Producer	Producer	Gatherer	Producer	(2) 8” Orifice, (1) 6” Orifice
Meter & Flow Control Risers, Valves, etc…	Yes	Gatherer	Producer	Producer	Gatherer	Producer
Electronic Measurement & Telecom Hardware	Yes	Gatherer	Producer	Producer	Gatherer	Producer	Eagle/1 RTU (ea meter) and Eagle /5 RTU per interconnect
GAS QUALITY
Chromatograph	No
Continuous Sampler	No
H2O Dew Point Analyzer	No
Oxygen Analyzer	No	Gatherer	Producer	Producer	Gatherer	Producer
H2S Monitor	No	Gatherer	Producer	Producer	Gatherer	Producer
PRESSURE / FLOW CONTROL
Primary Pressure Control	Yes	Gatherer	Producer	Producer	Gatherer	Producer	2X 6” CV/OPP + 1X4” CV/OPP
Overpressure Device	Yes	Gatherer	Producer	Producer	Gatherer	Producer	2X 6” OPP + 1X4” OPP
Station Isolation Valve	Yes	Gatherer	Producer	Producer	Gatherer	Producer	12”
Flow Control Valve	Yes	Gatherer	Producer	Producer	Gatherer	Producer	2X 6” + 1X4” CV (same devices as the top)
Heat	No	Gatherer	Producer	Producer	Producer	Producer
Check Valve	Yes	Gatherer	Producer	Producer	Producer	Producer	2 X 8” + 1X6”
ODORIZATION
Odorizer & Controls	No	Gatherer	Producer	Producer	Gatherer	Producer
MISCELLANEOUS
Communication service	Yes	Gatherer	Gatherer	Gatherer	Gatherer	Gatherer	EQT Spec
Electrical Service	Yes	Gatherer	Producer	Producer	Gatherer	Producer	Solar
Building - Gas Chromatograph	No
Building - Odorizer	No	Gatherer	Producer	Producer	Gatherer	Producer
Fence/Vehicle Barrier/Signage	Yes	Gatherer	Producer	Producer	Gatherer	Producer
Air Permit	TBD	Producer	Producer	Producer	Producer	Producer

EXHIBIT F (Section III.A.2.)
Responsibility for Interconnect Facility Equipment

EPC Carpenter MM Run A, M5283458 EPC Carpenter MM Run B, M5283463 EPC Carpenter MM Run C, M5283464 STATION EQUIPMENT	REQUIRED	DESIGN SPECIFICATIONS	INSTALL	OWNERSHIP	OPERATE	MAINTAIN
PIPING
Company Pipeline Tap & Valve	Yes	Company	Company	Company	Company	Company
Inlet Piping	Yes	Customer	Customer	Customer	Customer	Customer
Station & Outlet Piping	Yes	Company	Customer	Customer	Company	Customer
Cathodic Protection - Inlet, Station, & Outlet Piping	Yes	Customer	Customer	Customer	Customer	Customer
Cathodic Protection - Company Tap & Valve	Yes	Company	Company	Company	Company	Company
GAS CONDITIONING
Filter Separator	Yes	Company	Customer	Customer	Customer	Customer
Particulate Filter	No
Liquid Level Shutoff	No
MEASUREMENT
Meter & Meter Runs	Yes	Company	Customer	Customer	Company	Customer
Meter & Flow Control Risers, Valves, etc…	Yes	Company	Customer	Customer	Company	Customer
Electronic Measurement & Telecomm Hardware	Yes	Company	Customer	Customer	Company	Customer
GAS QUALITY
Chromatograph	No
Moisture Analyzer	No
Oxygen Analyzer	No
Hydrogen Sulfide Analyzer	No
PRESSURE / FLOW CONTROL
Overpressure Protection Device	Yes	Company	Customer	Customer	Company	Customer
Primary Pressure Control	No
Flow Control	No
Remote Shutoff Valve	No
Heater	No
Check Valve	Yes	Company	Customer	Customer	Company	Customer
ODORIZATION
Odorizer & Controls	No
MISCELLANEOUS
Communication Service(s)	Yes	Company	Customer	Customer	Company	Customer
Electrical Service	Yes	Company	Customer	Customer	Company	Customer
Building - Gas Chromatograph	No
Building / Enclosure - Odorizer	No
Fence/Vehicle Barrier/Signage	Yes	Company	Customer	Customer	Company	Customer

Kentor, M5344758 STATION EQUIPMENT	REQUIRED	DESIGN SPECIFICATIONS	INSTALL	OWNERSHIP	OPERATE	MAINTAIN
PIPING
Company Pipeline Tap & Valve	Yes	Company	Company	Company	Company	Company
Inlet Piping	Yes	Customer	Customer	Customer	Customer	Customer
Station & Outlet Piping	Yes	Company	Company	Company	Company	Company
Cathodic Protection - Station, & Outlet Piping	Yes	Company	Company	Company	Company	Company
Cathodic Protection - Company Tap & Valve	Yes	Company	Company	Company	Company	Company
GAS CONDITIONING
Filter Separator	Yes	Company	Company	Company	Company	Company
Particulate Filter	No
Liquid Level Shutoff	No
MEASUREMENT
Meter & Meter Runs	Yes	Company	Company	Company	Company	Company
Meter & Flow Control Risers, Valves, etc…	Yes	Company	Company	Company	Company	Company
Electronic Measurement & Telecomm Hardware	Yes	Company	Company	Company	Company	Company
GAS QUALITY
Chromatograph	No
Moisture Analyzer	No
Oxygen Analyzer	No
Hydrogen Sulfide Analyzer	No
PRESSURE / FLOW CONTROL
Overpressure Protection Device	Yes	Company	Company	Company	Company	Company
Primary Pressure Control	No
Flow Control	No
Remote Shutoff Valve	Yes	Company	Company	Company	Company	Company
Heater	No
Check Valve	Yes	Company	Company	Company	Company	Company
ODORIZATION
Odorizer & Controls	No
MISCELLANEOUS
Communication Service(s)	Yes	Company	Company	Company	Company	Company
Electrical Service	Yes	Company	Company	Company	Company	Company
Building - Gas Chromatograph	No
Building / Enclosure - Odorizer	No
Fence/Vehicle Barrier/Signage	Yes	Company	Company	Company	Company	Company